EXHIBIT 99.4

SERIES 2001-1G MEDALLION TRUST MONTHLY & QUARTERLY SERVICERS CERTIFICATE

MONTHLY & QUARTERLY SUMMARY DISTRIBUTION DETAILS
--------------------------------------------------------------------------------
REPORTING DATES

Closing Date                                                           20-Apr-01
Determination Date                                                     01-Feb-03
Notice Date                                                            17-Feb-03
Monthly Distribution Date                                              18-Feb-03
Start monthly Accrual Period                                           21-Jan-03
End monthly Accrual Period                                             18-Feb-03
No. Of Days in monthly Accrual Period                                         28
Start Quarterly Accrual Period                                         18-Nov-02
No. Of Days in quarterly Accrual Period                                       92
Start Collection Period                                                01-Jan-03
End Collection Period                                                  31-Jan-03
No. Of Days in  Collection Period                                             31
Quarterly Distribution Date                                            18-Feb-03

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
SECURITIES ON ISSUE
                                   No. of     Initial Invested  Initial Invested
                                Certificates    Amount (US$)       Amount (A$)
                                ------------  ----------------  ----------------
Class A-1 Notes                       11,000    1,100,000,000   2,267,106,347.90
Class A-2 Tranche 1 Notes              3,300                         330,000,000
Class A-2 Tranche 2 Notes              2,550                         255,000,000
Class B Notes                            390                          39,000,000
Redraw Bond - series 1                     0                                   0
Redraw Bond - series 2                     0                                   0

US$/A$ exchange rate at issue                         0.4852
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INTEREST RATE FOR ACCRUAL PERIOD
                                                      Bank      Coupon   Coupon
                                                    Bill Rate   Margin    Rate
                                                    ---------   -------  -------
Class A-1 Notes (payable to Currency Swap Provider)   4.8300%   0.3445%  5.1745%
Class A-2 Tranche 1 Notes                             4.8000%   0.2400%  5.0400%
Class A-2 Tranche 2 Notes                             4.8000%   0.3500%  5.1500%
Class B Notes                                         4.8300%   0.5000%  5.3300%
Redraw Bond - series 1                                0.0000%   0.0000%  0.0000%
Redraw Bond - series 2                                0.0000%   0.0000%  0.0000%

BBSW Coupon & Unpaid Coupon Rate for Quarterly
  Accrual Period                                      4.8300%
BBSW Monthly Accrual Period and Facilities            4.8000%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DISTRIBUTIONS PAYABLE ON DISTRIBUTION DATE
                                                       Per Cert.     Aggregate
                                                     -----------   -------------
Total Interest Amount:
  Class A-1 Notes                                      1,573.45    17,307,950.00
  Class A-2 Tranche 1 Notes                               79.20       261,360.00
  Class A-2 Tranche 2 Notes                              395.06     1,007,403.00
  Class B Notes                                        1,307.78       510,034.20
  Redraw Bond - series 1                                   --               --
  Redraw Bond - series 2                                   --               --
Principal:
  Class A - 1 Notes                                   10,213.93   112,353,230.00
  Class A-2 Tranche 1 Notes                            2,778.08     9,167,664.00
  Class A-2 Tranche 2 Notes                                --               --
  Class B Notes                                          430.34       167,832.60
  Redraw Bond - series 1                                   --               --
  Redraw Bond - series 2                                   --               --
Total:
  Class A 1 Notes                                     11,787.38   129,661,180.00
  Class A-2 Tranche 1 Notes                            2,857.28     9,429,024.00
  Class A-2 Tranche 2 Notes                              395.06     1,007,403.00
  Class B Notes                                        1,738.12       677,866.80
  Redraw Bond - series 1                                   --               --
  Redraw Bond - series 2                                   --               --
  Total                                               16,777.84   140,775,473.80
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
POOL FACTORS                                             Last         Current
                                                     Distribution   Distribution
                                                         Date          Date
                                                     ------------   ------------

Class A Notes                                         0.58534430     0.53578631
Class A-2 Tranche 1 Notes                             0.20485650     0.17707570
Class A-2 Tranche 2 Notes                             1.00000000     1.00000000
Class B Notes                                         0.97345220     0.96914880
Redraw Bond - series 1                                        --             --
Redraw Bond - series 2                                        --             --
--------------------------------------------------------------------------------

MONTHLY CASHFLOW WORKING SHEET
                                                              PER CERTIFICATE     AGGREGATE
                                                                     $                $
                                                              ---------------   -------------
Finance Charge Collections                                                       9,153,962.82
Finance Charge Collections - Repurchases                                                  -
Finance Charge Damages                                                                    -
Income due to Seller                                                                      -
Other Income                                                                       800,544.63
Previous Income Carry Over Amount                                               15,237,354.56
AVAILABLE DISTRIBUTION AMOUNT                                                   25,191,862.01

Taxes                                                                                   50.00
Trustee Fee                                                                         10,879.41
Security Trustee Fee                                                                      -
Manager Fee                                                                         38,838.03
Servicing Fee                                                                      308,895.62
Liquidity Commitment Fee                                                             5,369.86
Redraw Commitment Fee                                                                4,602.74
Support Facility Payments                                                        2,042,283.78
Support Facility Receipts                                                                 -
Expenses                                                                             7,474.87
Previous Unpaid Facility Int Chg  - Liquidity                                             -
Liquidity Interest Charge + Previous Unpaid                                               -
Previous Unpaid Facility Int Chg  - Redraw Facility                                       -
Redraw Interest Charge + Previous Unpaid                                                  -
Repayment of Liquidity Facility                                                           -
Total Interest Amount  - Class A1 Notes                                         17,307,950.00
          Class A-2 Tranche 1 Notes                                                261,360.00
          Class A-2 Tranche 2 Notes                                              1,007,403.00
                    - Class B Notes                                                510,034.20
                    - Redraw Bonds - series 1                                             -
                    - Redraw Bonds - series 2                                             -
REQUIRED DISTRIBUTION AMOUNT                                                    21,505,141.51

Income Shortfall                                                                          -
Liquidity Facility Draw                                                                   -

Income Carryover Amount                                                                   -
Principal Chargeoff Unreimbursement                                                       -
Principal Chargeoff                                                                       -
Total Principal Chargeoff Reimbursement Due                                               -
Accrued Interest on Class A-1 Notes                                                       -
Accrued Interest on Class B Notes                                                         -
Available Income + Undrawn liquidity-Required Income
   Amount -Class A-1 notes accrued Interest                                     73,686,720.50


PAYMENT ALLOCATION CASCADE
--------------------------
Available Distribution Amount                                                   25,191,862.01
Liquidity Facility Draw                                                                   -
Available Funds                                                                 25,191,862.01


                                                        DUE         AVAILABLE            PAID
                                              -------------     -------------   -------------
Taxes                                                 50.00     25,191,862.01           50.00
Trustee Fee                                       10,879.41     25,191,812.01       10,879.41
Security Trustee Fee                                    -       25,180,932.60             -
Manager Fee                                       38,838.03     25,180,932.60       38,838.03
Servicing Fee                                    308,895.62     25,142,094.57      308,895.62
Liquidity Commitment Fee                           5,369.86     24,833,198.95        5,369.86
Redraw Commitment Fee                              4,602.74     24,827,829.09        4,602.74
Support Facility Payments                      2,042,283.78     24,823,226.35    2,042,283.78
Support Facility Receipts                               -       22,780,942.57             -
Expenses                                           7,474.87     22,780,942.57        7,474.87
Liquidity Interest Charge                               -       22,773,467.70             -
Repayment of Liquidity Facility                         -       22,773,467.70             -
-------------------------------------------|
Coupon Payable - Redraw Facility           |            -       22,773,467.70             -
               - Class A-1 Notes           |   1,730,795.00     22,773,467.70   17,307,950.00
               - Class A-2 Tranche 1 Notes |     261,360.00      5,465,517.70      261,360.00
               - Class A-2 Tranche 2 Notes |   1,007,403.00      5,204,157.70    1,007,403.00
               - Redraw Bonds-series 1     |            -        4,196,754.70             -
               - Redraw Bonds-series 2     |            -        4,196,754.70             -
               - Class B Notes             |     510,034.20      4,196,754.70      510,034.20
-------------------------------------------|

Income Carryover Amount                                 -        3,686,720.50

Total Principal Chargeoff Reimbursement                 -                                 -
Arranging Fee                                                                      171,895.93
Excess Distribution                                                              3,514,824.57


Unpaid Facility Int Chg - Liquidity                                                       -
                        - Redraw                                                          -
Unpaid Security Interest Amount - Class A1 Notes                                          -
                                - Class A-2 Tranche 1 Notes                               -
                                - Class A-2 Tranche 2 Notes                               -
                                - Class B Notes                                           -
                                - Redraw Bonds - series 1                                 -
                                - Redraw Bonds - series 2                                 -


                                   Page 2 of 7

                                                              PER CERTIFICATE     AGGREGATE
                                                                     $                $
                                                              ---------------   -------------
FACILITIES OUTSTANDING

Liquidity Commitment Facility Limit                                             70,000,000.00
Beginning Liquidity Commitment Facility                                         70,000,000.00
Previous Liquidity Facility Draw                                                          -
Repayment of Liquidity Facility                                                           -
Liquidity Facility Draw                                                                   -
Ending Liquidity Commitment Facility                                            70,000,000.00

Redraw Commitment Facility Limit                                                80,000,000.00
Beginning Redraw Commitment Facility                                            80,000,000.00
Previous Redraw Facility Draw                                                             -
Previous Redraw Facility Draw - Chargeoffs                                                -
Repayment of Redraw Facility                                                              -
Repayment of Unreimbursed Chargeoffs                                                      -
Redraw Facility Draw - Unreimbursed Chargeoffs                                            -
Redraw Facility Available to Draw                                               80,000,000.00
Redraw Facility Draw                                                                      -
Ending Redraw Commitment Facility                                               80,000,000.00



                                   Page 3 of 7

COUPON AND PRINCIPAL DISTRIBUTION WORKSHEET
                                                              PER CERTIFICATE     AGGREGATE
                                                                     $                $
                                                              ---------------   -------------
COUPON
------
CLASS A-1 NOTES
Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                        -               -
Security Coupon                                                      1,573.45   17,307,950.00
Total Coupon                                                                    17,307,950.00

Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                                        -
Security Coupon                                                                 17,307,950.00
Coupon Payable                                                       1,573.45   17,307,950.00
Unpaid Security Coupon                                                                    -

CLASS A-2 TRANCHE 1 NOTES
Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                        -               -
Security  Coupon                                                        79.20      261,360.00
Total Coupon                                                                       261,360.00

Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on  Unpaid Security Coupon                                                       -
Security Coupon                                                                    261,360.00
Coupon Payable                                                          79.20      261,360.00
Unpaid Security Coupon                                                                    -

CLASS A-2 TRANCHE 2 NOTES
Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                        -               -
Security Coupon                                                        395.06    1,007,403.00
Total Coupon                                                                     1,007,403.00

Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                                        -
Security Coupon                                                                  1,007,403.00
Coupon Payable                                                         395.06    1,007,403.00
Unpaid Security Coupon                                                                    -

CLASS B NOTES
Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on  Unpaid Security Coupon                                       -               -
Security  Coupon                                                     1,307.78      510,034.20
Total Coupon                                                                       510,034.20

Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on  Unpaid Security Coupon                                                       -
Security  Coupon                                                                   510,034.20
Coupon Payable                                                       1,307.78      510,034.20
Unpaid Security Coupon                                                                    -

REDRAW BONDS - SERIES 1
Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                        -               -
Security Coupon                                                           -               -
Total Coupon                                                                              -

Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                                        -
Security Coupon                                                                           -
Coupon Payable                                                            -               -
Unpaid Security Coupon                                                                    -

REDRAW BONDS - SERIES 2
Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on Unpaid Security Coupon                                        -               -
Security Coupon                                                           -               -
Total Coupon                                                                              -

Unpaid Security Coupon (after last Distribution Date)                                     -
Interest on  Unpaid Security Coupon                                                       -
Security  Coupon                                                                          -
Coupon Payable                                                            -               -
Unpaid Security Coupon                                                                    -




                                  Page 4 of 7

                                                              Per Certificate         Aggregate
                                                                     $                    $
                                                              ---------------       -------------

PRINCIPAL AMOUNT
Principal Collections                                                               50,468,117.78
Principal Collections - Repurchases                                                           -
  less Repayment Of Redraw Facility                                                           -
  less Total Customer Redraw                                                        (5,714,279.06)
  plus Redraw Facility Draw                                                                   -
  plus Redraw Bonds Issue this month                                                          -
Aggregate Principal Damages from Seller & Servicer                                            -
Principal Chargeoff Reimbursement  - Class B Notes                                            -
                                   - Class A-1 Notes                                          -
                                   - Class A-2 Tranche 1 Notes                                -
                                   - Class A2 Tranche 2 Notes                                 -
                                   - Redraw Bonds - Series 1                                  -
                                   - Redraw Bonds - Series 2                                  -
                                   - Redraw Facility                                          -
Principal rounding b/f                                                                        -


Scheduled Principal Amount                                       2,457,983.58
Unscheduled Principal Amount - Partial Prepayment less Redraw   28,004,300.70
Unscheduled Principal Amount - Partial Prepayment               33,718,579.76
Unscheduled Principal Amount - Full Prepayment                  14,291,554.44
Unscheduled Principal Amount - less redraws + C/O               42,295,855.14


Total Available Principal Amount for Redraw Bonds                                   44,753,838.72

Principal Distribution - Redraw Bonds - Series 1                          -                   -
Principal Distribution - Redraw Bonds - Series 2                          -                   -

Principal rounding b/f                                                                        -
Total Unscheduled Principal Amount                                                  42,295,855.14
Total Scheduled Principal Amount                                                     2,457,983.58
Previous principal carryover amount                                                 76,935,036.01
Total Available Principal Amount for Notes                                         121,688,874.73

PRINCIPAL ALLOCATION
Class A Percentage via Stepdown                                                              100%
Class A-1 Principal Payment or Principal Carryover Amount           10,213.93      112,353,230.00
Class A-2 Tranche 1 Principal Payment                                2,778.08        9,167,664.00
Class A-2 Tranche 2 Principal Payment                                     -                   -
Class B Principal Payment or Principal Carryover Amount                430.34          167,832.60

Principal rounding c/f                                                                     148.13

Outstanding Principal - beginning period                                         1,610,670,012.69
less Principal Repayment                                                           (50,468,117.78)
plus Total Customer Redraw                                                           5,714,279.06
less Principal Losses                                                                         -
Outstanding Principal - Closing period                                           1,565,916,173.97

Principal Losses
Principal Losses                                                                              -
  Principal Draw Amount - Pool Mortgage Insurance Policy                                      -
  Principal Draw Amount - Individual Mortgage Insurance Policy                                -
Net Principal Losses                                                                          -
Principal Chargeoff - Class B Notes                                                           -
                    - Class A Notes                                                           -
                    - Class A2 Tranche 1 Notes                                                -
                    - Class A2 Tranche 2 Notes                                                -
                    - Redraw Bonds Series 1                                                   -
                    - Redraw Bonds Series 2                                                   -
                    - Redraw Facility                                                         -


                                  Page 5 of 7

                                                              PER CERTIFICATE         AGGREGATE
                                                                     $                    $
                                                              ---------------       -------------

CLASS A1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

CLASS A2 TRANCHE 1 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

CLASS A2 TRANCHE 2 NOTES
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

CLASS B NOTES
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

REDRAW BONDS - SERIES 1
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

REDRAW BONDS - SERIES 2
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

REDRAW FACILITY
Beginning Unreimbursed Principal Chargeoffs                                                   -
Principal Chargeoff                                                                           -
Principal Chargeoff Reimbursement                                                             -
Ending Unreimbursed Principal Chargeoffs                                                      -

INVESTORS BALANCE OUTSTANDING WORKSHEET

                                                                    AGGREGATE           AGGREGATE
                                                                          US$                  A$
                                                             ----------------    ----------------

CLASS A-1 NOTES
Initial Invested Amount                                      1,100,000,000.00    2,267,106,347.90
Previous Principal Distribution                                456,121,275.02      940,068,580.00
Principal Carryover Amount                                                -                   -
Principal Distribution for Current Period                       54,513,787.00      112,353,230.00
Total Principal Distribution to Date                           510,635,062.00    1,052,421,810.00
Beginning Invested Amount                                      643,878,909.00    1,327,037,767.90
Ending Invested Amount                                         589,365,121.00    1,214,684,537.90
Unreimbursed Principal Chargeoffs                                        0                    -
Beginning Stated Amount                                        643,878,909.00    1,327,037,767.90
Ending Stated Amount                                           589,365,122.00    1,214,684,537.90


CLASS A-2 TRANCHE 1 NOTES
Initial Stated Amount                                                              330,000,000.00
  previous Principal Distribution                                                  262,397,355.00
  Principal Distribution for current period                                          9,167,664.00
Total Principal Distribution to date                                               271,565,019.00
Beginning Invested Amount                                                           67,602,645.00
Ending Invested Amount                                                              58,434,981.00
Unreimbursed Principal Chargeoffs                                                             -
Beginning Stated Amount                                                             67,602,645.00
Ending Stated Amount                                                                58,434,981.00

CLASS A-2 TRANCHE 2 NOTES
Initial Stated Amount                                                              255,000,000.00
  previous Principal Distribution                                                             -
  Principal Distribution for current period                                                   -
Total Principal Distribution to date                                                          -
Beginning Invested Amount                                                          255,000,000.00
Ending Invested Amount                                                             255,000,000.00
Unreimbursed Principal Chargeoffs                                                             -
Beginning Stated Amount                                                            255,000,000.00
Ending Stated Amount                                                               255,000,000.00

CLASS B NOTES
Initial Stated Amount                                                               39,000,000.00
  previous Principal Distribution                                                    1,035,364.20
Principal Carryover Amount                                                                    -
  Principal Distribution for current period                                            167,832.60
Total Principal Distribution to date                                                 1,203,196.80
Beginning Invested Amount                                                           37,964,635.80
Ending Invested Amount                                                              37,796,803.20
Unreimbursed Principal Chargeoffs                                                             -
Beginning Stated Amount                                                             37,964,635.80
Ending Stated Amount                                                                37,796,803.20


REDRAW BONDS - SERIES 1
Previous Initial Stated Amount                                                                -
Initial Invested Amount                                                                       -
  Principal Distribution (after last Distribution Date)                                       -
  Principal Distribution for current period                                                   -
Total Principal Distribution to date                                                          -
Beginning Invested Amount                                                                     -
Ending Invested Amount                                                                        -
Unreimbursed Principal Chargeoffs                                                             -
Beginning Stated Amount                                                                       -
Ending Stated Amount                                                                          -

REDRAW BONDS - SERIES 2
Previous Initial Stated Amount                                                                -
Initial Invested Amount                                                                       -
  Principal Distribution (after last Distribution Date)                                       -
  Principal Distribution for current period                                                   -
Total Principal Distribution to date                                                          -
Beginning Invested Amount                                                                     -
Ending Invested Amount                                                                        -
Unreimbursed Principal Chargeoffs                                                             -
Beginning Stated Amount                                                                       -
Ending Stated Amount                                                                          -

                    FORM 8-K REQUIRED COLLATERAL INFORMATION

                         Series 2001-1G Medallion Trust

          Series 2001-1G Medallion Trust Data as at opening of business on the preceding determination date of 1 February 2003.


OUTSTANDING MORTGAGE BALANCE (AUD)
--------------------------------------------------------------------------------
                                                       AMOUNT            WAC
--------------------------------------------------------------------------------

- Variable Rate Housing Loans                    1,209,273,685.00       6.32%
- Fixed 1 Year                                     150,811,488.00       7.25%
- Fixed 2 Year                                     142,855,765.00       7.38%
- Fixed 3 Year                                      57,855,858.00       7.55%
- Fixed 4 Year                                       5,407,679.00       6.83%
- Fixed 5 Year                                       1,168,559.00       6.79%
--------------------------------------------------------------------------------
          TOTAL POOL                               $1,567,373,034       6.55%
--------------------------------------------------------------------------------




DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
                              NO. OF                       AMOUNT
                               LOANS    %OF POOL          OF LOAN    % OF POOL
--------------------------------------------------------------------------------
  31-60 days                      41       0.28%     $5,055,329.91       0.32%
  61-90 days                       9       0.06%       $865,668.68       0.06%
  90+ days                        27       0.18%     $3,385,081.19       0.22%


MORTGAGEE IN POSSESSION            1       0.01%        $99,974.79       0.01%
--------------------------------------------------------------------------------







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